UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

Amendment #1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2006

Commission File Number: 0 - 30927

GARUDA CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	980209053
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

502 – 1978 Vine Street, Vancouver, British Columbia, Canada V6K 4S1
(Address of principal executive offices)

(604) 737-0203
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02. Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 20, 2006 the Board of Directors of Garuda Capital Corp. (the "Company") concluded that the Company's financial statements for the year ended June 30, 2005 included in the Company's Form 10-KSB/A filed with the Securities and Exchange Commission on December 12, 2005 should no longer be relied upon and should be restated because of errors in such financial statements that have been detected by management of the Company. The accompanying Financial Statements for June 30, 2005 have been restated to reflect the following:

The 2005 Financial Statements will likely be restated to reflect the following:

  The valuation of common stock issued for non-cash consideration on the measurement date using the guidance in EITF 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The effect of the restatement is to recognize additional stock based compensation of $147,500 and an increase of $147,500 to additional paid-in capital.
  The valuation of warrants issued for debt using the Black Scholes Option Pricing Model. The effect of the restatement is to recognize a loss on extinguishment of debt totaling $446,802, and an increase of $446,802 to additional paid-in capital.
  To correct the allocation of overhead to inventory and cost of goods sold. The effect of the restatement is to increase inventory by $40,882, increase cost of sales by $146,176, decrease operating expenses by $186,748 and reduce total other comprehensive loss by $310.
  To record obsolescence of inventory. The effect of the restatement is to decrease inventory by $30,640, to increase cost of sales by $30,407 and to increase other comprehensive income by $233.
  To record income taxes payable. The effect of the restatement is to increase income taxes payable by $7,912 and to increase provision for income taxes by $7,912.
  To reflect a change in the translation of property and equipment using the appropriate year end foreign exchange rate. The effect of the restatement is to recognize additional depreciation of $2,621, increase cost of sales by $6,836, increase equipment by $41,349, increase patents and trademarks by $3,333 and decrease translation adjustment by $54,139.

These adjustment will likely result in a corresponding increase in current assets of $10,242, an increase in total assets of $54,924, an increase in current liabilities of $7,912 and a corresponding increase in net loss of $601,507 for the year ended June 30, 2005. Net loss per share will likely increase to $0.16 per share from $0.11 per share.

  The valuation of common stock issued for non-cash consideration on the measurement date using the guidance in EITF 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The effect of the restatement is to recognize additional stock based compensation of $22,000 and an increase of $22,000 to additional paid-in capital.

These adjustments will likely result in a corresponding increases in its current assets, total assets, net loss and net loss per share. The Company intends to file amendment on Form 10-QSB for the quarter ended March 31, 2005 to address those corresponding increases. The Company anticipates it will file the amendment to the Form 10-QSB within the next 30 days.

The above amounts represent management's estimates of the changes to the 2005 Financial Statements at this date and are subject to change based upon further investigation.

Upon completion of the review of its financial statements on Form 10-QSB for September 30, 2005, December 31, 2005, and March 31, 2006, the Board of Directors of the Company discussed with its independent registered public accounting firm and concluded that its previously issued financial statements on those Quarterly Reports should no longer be relied upon. The Company will restate its balance sheet and statements of operations and cash flows to reclassify items related to the valuation of common stock issued for non-cash consideration, the valuation of warrants issued for debt using the Black Scholes Option Pricing Model, inventory, cost of good sold and translation of property and equipment using the appropriate year end foreign exchange rate.

The Company intends to file an amended Annual Report on Form 10-KSB/A for the year ended June 30, 2005 and amended Quarterly Reports on Form 10-QSB/A for the quarters ended March 31, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 within thirty days.

The Board of Directors of the Company determined that the amendments to its Annual Report on Form 10-KSB/A for the year ended June 30, 2005 and Quarterly Reports on Form 10-QSB/A for each of the quarters ended March 31, 2005 and September 30, 2005, December 31, 2005 and March 31, 2006, referred to above, will include an amendment and clarification of Item 8a, Controls and Procedures.

The Board of Directors of the Company has changed its position in all of its filings regarding the effectiveness of its controls and procedures. The Company now concludes that its controls and procedures were ineffective, because its accounting staff were not familiar with United States generally accepted accounting principles (GAAP) and not efficient to produce its financial statements and oversee its accounting and general internal control process. On June 13, 2006, the Company hired an independent accounting firm experienced in GAAP to produce and review its financial statements. The Company believes that it will address its weakness in internal controls over financial reporting.

The Company also plans to take several steps to further improve its internal controls and procedures:

  To segregate accounting and financial reporting duties;

  To design a more effective internal control and procedure over financial reporting regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP;

  To evaluate the effectiveness of its improved disclosure controls and procedures as required by Section 404 of the Sarbanes-Oxley Act of 2003;

  To formalize a written procedure with respect to disclosure controls to remediate its current weakness.

Management of the Company has provided a copy to Ernst & Young LLP, the Company's independent registered public accounting firm and the Board of Directors has discussed the matters disclosed pursuant to this item, in advance of its filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARUDA CAPITAL CORP.

Date: November 6, 2006	By:	/s/ C. Robin Relph
C. Robin Relph, President, Chief
Executive Officer, Chief Financial Officer